UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008 (May 12, 2008)

DRS TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-08533	13-2632319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
5 Sylvan Way, Parsippany, New Jersey 07054
(Address of principal executive offices)

(973) 898-1500
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________

Item 7.01     Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure”, and Item 9.01 “Financial Statements and Exhibits”. This information, including Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 12, 2008, DRS Technologies, Inc. (the “Company”), a Delaware corporation, Finmeccanica - Societá per azioni (“Finmeccanica”), a societá per azioni organized under the laws of Italy, and Dragon Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Finmeccanica (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  On May 13, 2008, the Company held an investor conference call in connection with the announcement of its entry into the Merger Agreement.  The transcript of that call is furnished as Exhibit 99.1 hereto and incorporated herein by reference.  A copy of the slide presentation presented as part of the investor conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to the Company’s expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "may," "will," "intend," "plan," "project," "expect," "anticipate," "could," "should," "would," "believe," "estimate," "contemplate," "possible" or similar expressions. These statements are not guarantees of the Company's future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for the Company's products and other risks or uncertainties detailed in the Company's Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward looking statements. Such forward-looking statements speak only as of the date on which they were made, and the Company undertakes no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION

In connection with the proposed Merger and required stockholder approval, the Company will file with the Securities and Exchange Commission (the "SEC") a proxy statement. The proxy statement will be mailed to the Company’s stockholders and will contain information about the Company, the proposed merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC's website (http://www.sec.gov) or, without charge, from the Company at www.DRS.com.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information concerning the Company’s participants is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which was filed with the SEC on May 30, 2007. Additional information regarding the interests of participants of the Company in the solicitation of proxies in connection with the merger will be included in the proxy statement to be filed with the SEC. The Company’s press releases and other Company information are available at the Company’s website located at www.DRS.com.

Item 8.01 Other Events.

The information set forth in Item 7.01 of this Current Report is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits

The following press release is included as an exhibit to this report:

Exhibit No.	Description
99.1	Transcript of Investor Conference Call held by DRS Technologies, Inc. on May 13, 2008.
99.2	Slide Presentation for Investor Conference Call held by DRS Technologies, Inc. on May 13, 2008.

DRS TECHNOLOGIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date:	May 15, 2008	By:
/s/ RICHARD A. SCHNEIDER
Richard A. Schneider
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of Investor Conference Call held by DRS Technologies, Inc. on May 13, 2008.
99.2	Slide Presentation for Investor Conference Call held by DRS Technologies, Inc. on May 13, 2008.